EXHIBIT 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Peetz, certify that:

1.	I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q of Tobira Therapeutics, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 22, 2016

/s/ Christopher Peetz
Christopher Peetz

Chief Financial Officer (Principal Financial Officer)